U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2008

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital Blvd, Clinton Township, MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2008, AmeriChip International, Inc. amended their Bylaws.  The name designation on the Bylaws was updated and certain Sections were amended as follows:

Section 10. Voting Rights.

        (a) For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

        (b) The provisions set forth within NRS ss.78.378 to 78.3793, inclusive, shall not apply to this corporation in connection with any acquisition of a controlling ownership interest (i.e., 20% or more) of the outstanding voting shares of the corporation.

Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance, or except in accordance with the provisions of NRS ss.78.320 (or its successor), upon the written consent and approval which is signed by stockholders holding at least a majority of the voting power, provided that if a different proportion of voting power is required for an action at a meeting, then that proportion of written consents is required.

Section 15. Number and Qualification. The authorized number of directors of the corporation shall be not less than one (1) no more than twelve (12)  as fixed from time to time by resolution of the Board of Directors; provided that no   decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 20. Removal. Subject to the Articles of Incorporation, any director may be removed as provided in the Nevada Revised Statutes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3(ii)        Amended Bylaws of AmeriChip International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By:  /s/ Kenneth Mann

Kenneth Mann
Interim President and Chief  Executive Officer

Date: June 30, 2008